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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 7, 2001


AMERICAN EXPRESS                                   AMERICAN EXPRESS RECEIVABLES
CENTURION BANK                                         FINANCING CORPORATION


             (as Originators of the American Express Master Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                         American Express Master Trust


                  Utah            11-2869526        333-51045
             (State or Other   (I.R.S. Employer    (Commission
             Jurisdiction of    Identification     File Number)
             Incorporation or       Number)
               Organization)
                              6985 UnionPark Center
                               Midvale, Utah 84047
                                 (801) 565-5000


               Delaware              13-3632012          333-51045
           (State or Other        (I.R.S. Employer      (Commission
           Jurisdiction of         Identification      File Number)
           Incorporation or            Number)
             Organization)
                                 40 Wall Street
                               Mail Stop 10-19-06
                            New York, New York 10005
                                 (917) 639-8396


               (Address, Including Zip Code, and Telephone Number,
     Including Area Code, of each Registrant's Principal Executive Offices)
             N/A                                               N/A
(Former Name or Former Address,                 (Former Name or Former Address,
if Changed Since Last Report)                    if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On November 7, 2001, American Express Master Trust supplemented its Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001, with its Series 2001-1 Supplement, dated as of November 7, 2001. The Series Supplement is attached hereto as Exhibit 5.1.

                  On November 7, 2001, American Express Master Trust issued its $750,000,000 Class A Floating Rate Asset Backed Certificates, Series 2001-1 (the "Series 2001-1 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-1 Supplement, dated as of November 7, 2001, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                               American Express Centurion Bank,
                                               on behalf of the American Express
                                               Master Trust


                                               By:   /s/ Maureen A. Ryan
                                                     ---------------------------
                                               Name:     Maureen A. Ryan
                                               Title:    Assistant Treasurer



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                          American Express Receivables Financing
                                            Corporation
                                          on behalf of the American Express
                                          Master Trust


                                          By:  /s/ John D. Koslow
                                               ---------------------------------
                                          Name:  John D. Koslow
                                          Title: Vice President and Treasurer

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                                  EXHIBIT INDEX


Exhibit           Description
-------           -----------

Exhibit 5.1 Series 2001-1 Supplement, dated as of November 7, 2001, supplementing the Amended and Restated Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment, dated as of October 1, 2001.